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                           SMITH BARNEY INCOME FUNDS
                                with respect to
                    Smith Barney Balanced Fund (the "fund")

                        Supplement dated July 30, 2003
           to the Prospectus and Statement of Additional Information
                            dated November 28, 2002

   The following information revises, supercedes and supplements, as applicable, the information in the prospectus and statement of additional information.

Name Change and Portfolio Manager Change

   Effective, September 29, 2003, the fund will be renamed Smith Barney Dividend and Income Fund. The fund's investment objective seeking current income and long-term capital appreciation will not be affected as a result of this change. Consistent with the change in the fund's name, the equity investment strategy will change from a focus on growth-oriented stocks to stocks that have a dividend stream so that approximately 80% of the equity portion of the portfolio will be invested in dividend paying stocks.

   Also effective September 29, 2003, Harry D. Cohen and Scott Glasser will be responsible for the day-to-day management of the equity portion of the fund's portfolio. Mr. Cohen and Mr. Glasser are investment officers of Smith Barney Fund Management LLC (the "manager") and managing directors of Citigroup Global Markets Inc. The day-to-day management of the fixed income portion of the fund will continue to be the responsibility of Gerald Culmone and Peter Wilby.

Benchmark Change

   The Fund has changed its fixed income benchmark from the Lehman Brothers Government/Corporate Bond Index to the Lehman Brothers Aggregate Index effective September 29, 2003. Management views the Lehman Brothers Aggregate Index as a more appropriate index reflecting the broader composition of the fund's portfolio of securities then the fund's current benchmark. The Lehman Brothers Aggregate Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. There is no change in the benchmark for the equity portion of the fund which is the Standard and Poor's 500 Index.

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